Return to Form 8-k

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

AHCA CONTRACT NO. FA904
AMENDMENT NO. 7

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor" or “Health Plan”, is hereby amended as follows:

1.
Effective January 1, 2012, Attachment I, Scope of Services, Capitated Health Plans, Section D., Service(s) to be Provided, Item 2., Approved Expanded Benefits, sub-item a. is hereby amended to include Table 6-B, Revised Expanded Services, as follows.  All references in the Contract to Table 6, Expanded Services and Table 6-A, Revised Expanded Services, shall hereinafter also refer to Table 6-B, as appropriate.

TABLE 6-B
Revised Expanded Services
Effective January 1, 2012
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

2.
Effective September 1, 2011, Attachment I, Scope of Services, Capitated Health Plans, Exhibit 2-NR-B, Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2010, is hereby deleted in its entirety and replaced with Exhibit 2-NR-C, Medicaid Non- Reform HMO Capitation Rates, Effective September 1, 2011, attached hereto and made a part of this Contract.  All references in the Contract to Exhibit 2-NR-B, shall hereinafter also refer to Exhibit 2-NR-C, as appropriate.

3.	Attachment II, Core Contract Provisions, Section XVI., Terms and Conditions, is hereby amended to include Item HH. as follows:

HH.	Scrutinized Companies Lists

The Vendor shall complete Attachment VI, Vendor Certification Regarding Scrutinized Companies Lists, attached hereto and made a part of the Contract, certifying that it is not listed on either the Scrutinized Companies with Activities in Sudan List or the Scrutinized Companies with Activities in the Iran Petroleum Energy Sector List, created pursuant to section 215.473, Florida Statutes (F.S.). Pursuant to section 287.135(5), F.S., the Vendor agrees the Agency may immediately terminate this Contract for cause if the Vendor is found to have submitted a false certification or if the Vendor is placed on the Scrutinized Companies with Activities in Sudan List or the Scrutinized Companies with Activities  in  the  Iran  Petroleum  Energy  Sector  List  during  the  term  of  the Contract

4.	Attachment VI, Vendor Certification Regarding Scrutinized Companies Lists, is hereby attached and made a part of the Contract.

Unless otherwise stated, this amendment is effective upon execution by both Parties.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

AHCA Contract No. FA904, Amendment No. 7, Page 1 of 2

WellCare of Florida, Inc.	Medicaid HMO Non-Reform Contract
d/b/a Staywell Health Plan of Florida

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unles all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the Parties hereto have caused this eight (8) page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC., D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY:	/s/ Christina Cooper	SIGNED BY:	/s/Tonya Kidd for
NAME:	Christina Cooper	NAME:	Elizabeth Dudek
TITLE:	President, FL & HI Division	TITLE:	Secretary
DATE:	12/27/11	DATE:	12/29/11

List of Attachments/Exhibits included as part of this amendment:

Specify Type	Letter/ Number	Description
Attachment I	Exhibit 2-NR-C	Medicaid Non-Reform HMO Capitation Rates, Effective September 1, 2011 (5 pages)

Attachment	VI	Vendor Certification Regarding Scrutinized Companies Lists (1Page)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

General Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE(1-5)	AGE(6-13)	AGE(14-20)		AGE(21-54)		AGE(55+)	BTHMO+2MO	3MO-11MO	AGE(1-5)	AGE(6-13)	AGE(14-20)	AGE(21-54)	AGE(55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	944.58	184.93	99.14	62.81	127.84	67.50	271.85	155.86	430.03	12,534.08	1,853.67	459.10	183.60	219.90	719.01	846.95	304.31	95.72	75.16
02	809.74	158.54	85.26	55.17	110.84	59.12	234.16	134.73	369.40	10,634.20	1,571.89	378.61	129.11	165.06	567.50	702.50	304.31	85.34	66.80
03	977.48	191.38	102.88	66.37	133.57	71.13	282.47	162.44	445.78	13,033.48	1,927.78	480.73	199.09	235.25	760.70	885.63	304.31	86.58	67.80
04	982.26	192.25	101.91	59.51	127.52	64.77	277.81	157.18	443.92	13,413.62	1,983.70	490.64	194.84	234.00	766.84	905.39	304.31	79.94	62.45
05	1,109.71	217.27	116.92	75.94	152.20	81.32	321.19	184.92	506.42	14,476.72	2,141.09	531.81	215.85	257.04	836.50	980.51	304.31	74.93	58.42
06	1,021.04	199.94	108.39	73.89	143.78	78.57	298.90	173.52	468.21	13,062.91	1,932.30	484.19	205.34	240.45	771.66	891.12	304.31	73.50	57.26
07	966.83	189.24	100.39	58.99	125.91	64.15	273.80	155.07	437.19	13,593.51	2,010.10	494.41	190.58	231.59	766.17	913.39	304.31	72.84	56.74
08	952.04	186.41	100.57	66.44	131.76	70.95	276.63	159.73	435.19	12,412.16	1,835.77	456.44	186.23	221.31	719.07	841.38	304.31	80.42	62.84
09	1,032.49	202.14	108.41	68.86	139.93	73.98	297.32	170.54	470.17	14,347.56	2,121.42	519.54	195.54	239.92	799.72	960.67	304.31	82.17	64.25
10	1,028.53	201.37	108.26	69.90	140.62	74.92	297.28	170.98	469.11	17,915.36	2,649.60	657.40	265.37	316.67	1,032.39	1,212.35	304.31	92.58	72.64
11	1,187.84	232.59	125.70	84.02	165.46	89.59	346.10	200.24	543.62	15,014.29	2,220.47	549.99	220.03	263.49	861.45	1,014.60	304.31	120.99	95.51
6B *	1,020.54	199.85	108.39	74.07	143.91	78.73	298.94	173.63	468.11	13,061.73	1,932.14	484.22	205.49	240.58	771.87	891.14	304.31	73.50	57.26

TABLE 2
General + Mental Health Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE(1-5)	AGE(6-13)	AGE(14-20)		AGE(21-54)		AGE(55+)	BTHMO+2MO	3MO-11MO	AGE(1-5)	AGE(6-13)	AGE(14-20)	AGE(21-54)	AGE(55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	944.69	185.04	101.42	73.90	138.20	77.86	281.21	165.22	436.32	12,535.85	1,855.44	479.56	233.51	260.16	798.67	877.14	321.65	105.67	85.11
02	809.82	158.62	86.94	63.35	118.47	66.75	241.06	141.63	374.03	10,636.65	1,574.34	406.90	198.14	220.74	677.67	744.25	321.65	95.29	76.75
03	977.58	191.48	104.95	76.48	143.01	80.57	291.00	170.97	451.51	13,035.03	1,929.33	498.65	242.81	270.52	830.48	912.07	321.65	96.53	77.75
04	982.44	192.43	105.47	76.86	143.72	80.97	292.45	171.82	453.76	13,415.57	1,985.65	513.21	249.90	278.41	854.72	938.69	321.65	89.89	72.40
05	1,109.82	217.38	119.15	86.82	162.35	91.47	330.37	194.10	512.59	14,478.63	2,143.00	553.88	269.70	300.48	922.45	1,013.08	321.65	84.88	68.37
06	1,021.10	200.00	109.62	79.88	149.37	84.16	303.96	178.58	471.61	13,064.26	1,933.65	499.77	243.36	271.12	832.34	914.11	321.65	83.45	67.21
07	967.00	189.41	103.81	75.65	141.46	79.70	287.85	169.12	446.63	13,595.73	2,012.32	520.10	253.26	282.15	866.20	951.30	321.65	82.79	66.69
08	952.12	186.49	102.22	74.49	139.28	78.47	283.42	166.52	439.76	12,413.76	1,837.37	474.89	231.24	257.62	790.90	868.60	321.65	90.37	72.79
09	1,032.61	202.26	110.86	80.78	151.06	85.11	307.38	180.60	476.93	14,350.11	2,123.97	548.96	267.31	297.81	914.26	1,004.08	321.65	92.12	74.20
10	1,028.64	201.48	110.43	80.47	150.48	84.78	306.20	179.90	475.10	17,917.79	2,652.03	685.44	333.77	371.85	1,141.56	1,253.72	321.65	102.53	82.59
11	1,187.93	232.68	127.53	92.93	173.78	97.91	353.62	207.76	548.67	15,016.41	2,222.59	574.45	279.72	311.64	956.71	1,050.70	321.65	130.94	105.46
6B *	1,020.60	199.91	109.57	79.84	149.30	84.12	303.81	178.50	471.38	13,063.07	1,933.48	499.73	243.33	271.10	832.26	914.03	321.65	83.45	67.21

  AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-C, Page 1 of 5

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

TABLE 3
General + MH + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	944.69	185.06	103.23	76.91	140.85	80.79	282.97	166.83	439.41	12,535.91	1,855.47	481.31	235.72	262.09	800.18	879.25	323.95	106.76	86.03
02	809.83	158.64	89.86	68.21	122.74	71.49	243.79	144.12	378.82	10,636.74	1,574.39	409.58	201.51	223.69	679.30	746.53	323.95	96.63	77.87
03	977.59	191.53	110.77	86.18	151.54	90.02	294.80	174.45	458.19	13,035.24	1,929.45	504.95	250.74	277.45	832.71	915.19	323.95	98.64	79.52
04	982.45	192.46	108.89	82.56	148.73	86.53	296.76	175.76	461.32	13,415.69	1,985.72	516.72	254.31	282.27	857.39	942.42	323.95	92.21	74.35
05	1,109.84	217.44	125.83	97.95	172.14	102.32	334.38	197.77	519.63	14,478.85	2,143.13	560.70	278.28	307.98	924.69	1,016.22	323.95	87.28	70.38
06	1,021.11	200.04	114.54	88.08	156.58	92.15	306.21	180.64	475.56	13,064.42	1,933.74	504.77	249.66	276.62	833.92	916.32	323.95	85.20	68.68
07	967.01	189.46	109.65	85.37	150.01	89.18	290.76	171.78	451.74	13,595.93	2,012.43	526.15	260.87	288.80	868.02	953.84	323.95	84.50	68.13
08	952.14	186.58	112.21	91.13	153.91	94.69	286.81	169.62	445.71	12,414.04	1,837.53	483.35	241.89	266.93	792.93	871.43	323.95	92.29	74.40
09	1,032.63	202.32	118.34	93.24	162.01	97.26	310.56	183.50	482.50	14,350.33	2,124.09	555.67	275.75	305.19	916.18	1,006.76	323.95	93.99	75.77
10	1,028.65	201.51	114.40	87.08	156.30	91.23	307.29	180.90	477.01	17,917.96	2,652.12	690.55	340.20	377.47	1,142.86	1,255.53	323.95	103.74	83.61
11	1,188.00	232.75	137.40	108.70	186.71	110.84	355.80	209.75	552.50	15,016.42	2,222.60	586.08	291.88	320.59	959.38	1,054.43	323.95	134.01	108.03
6B *	1,020.61	199.95	114.49	88.04	156.51	92.11	306.06	180.56	475.33	13,063.23	1,933.57	504.73	249.63	276.60	833.84	916.24	323.95	85.20	68.68

TABLE 4
General + MH + Transportation Rates:

					TANF								SSI-N				SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	951.62	187.12	102.70	74.71	140.05	80.81	284.50	169.78	440.86	12,591.13	1,898.82	487.69	238.50	269.54	826.05	900.84	324.43	109.55	88.28
02	816.21	160.54	88.12	64.09	120.17	69.47	244.09	145.84	378.22	10,685.88	1,612.98	414.14	202.58	229.10	702.06	765.36	324.43	98.51	79.37
03	984.48	193.55	106.22	77.28	144.85	83.50	294.27	175.51	456.03	13,083.83	1,967.63	505.83	247.21	278.80	854.65	932.99	324.43	100.56	81.04
04	988.24	194.17	106.54	77.53	145.26	83.43	295.20	175.63	457.56	13,465.86	2,025.12	520.61	254.44	286.95	879.63	960.26	324.43	94.30	75.99
05	1,114.99	218.93	120.10	87.42	163.73	93.67	332.82	197.50	515.98	14,525.16	2,179.52	560.72	273.90	308.38	945.50	1,033.03	324.43	88.93	71.67
06	1,026.36	201.58	110.59	80.49	150.77	86.40	306.46	182.04	475.06	13,112.00	1,971.11	506.79	247.67	279.22	855.98	934.58	324.43	87.18	70.25
07	972.68	191.11	104.86	76.31	142.97	82.11	290.54	172.85	450.35	13,646.03	2,051.80	527.50	257.80	290.69	891.11	972.87	324.43	85.88	69.21
08	958.75	188.48	103.44	75.26	141.04	81.29	286.56	170.88	444.10	12,462.04	1,875.26	481.99	235.60	265.82	814.81	889.30	324.43	93.02	74.95
09	1,039.33	204.28	112.10	81.56	152.85	87.97	310.57	185.02	481.33	14,399.99	2,163.12	556.29	271.81	306.28	938.96	1,025.47	324.43	96.06	77.41
10	1,034.50	203.24	111.51	81.15	152.04	87.27	308.98	183.75	478.93	17,971.60	2,694.26	693.35	338.63	380.98	1,168.21	1,276.79	324.43	106.30	85.66
11	1,192.81	234.14	128.43	93.50	175.08	99.98	355.93	210.97	551.86	15,061.69	2,258.13	581.11	283.81	319.33	979.14	1,070.12	324.43	134.22	108.13
6B *	1,025.86	201.49	110.54	80.45	150.70	86.36	306.31	181.96	474.83	13,110.81	1,970.94	506.75	247.64	279.20	855.90	934.50	324.43	87.18	70.25

ACHAContract No. FA904, Attachment I, Exhibit 2-NR, Page 2 of 5

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

TABLE 5
General + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE( 55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	951.51	187.01	100.42	63.62	129.69	70.45	275.14	160.42	434.57	12,589.36	1,897.05	467.23	188.59	229.28	746.39	870.65	307.09	99.60	78.33
02	816.13	160.46	86.44	55.91	112.54	61.84	237.19	138.94	373.59	10,683.43	1,610.53	385.85	133.55	173.42	591.89	723.61	307.09	88.56	69.42
03	984.38	193.45	104.15	67.17	135.41	74.06	285.74	166.98	450.30	13,082.28	1,966.08	487.91	203.49	243.53	784.87	906.55	307.09	90.61	71.09
04	988.06	193.99	102.98	60.18	129.06	67.23	280.56	160.99	447.72	13,463.91	2,023.17	498.04	199.38	242.54	791.75	926.96	307.09	84.35	66.04
05	1,114.88	218.82	117.87	76.54	153.58	83.52	323.64	188.32	509.81	14,523.25	2,177.61	538.65	220.05	264.94	859.55	1,000.46	307.09	78.98	61.72
06	1,026.30	201.52	109.36	74.50	145.18	80.81	301.40	176.98	471.66	13,110.65	1,969.76	491.21	209.65	248.55	795.30	911.59	307.09	77.23	60.30
07	972.51	190.94	101.44	59.65	127.42	66.56	276.49	158.80	440.91	13,643.81	2,049.58	501.81	195.12	240.13	791.08	934.96	307.09	75.93	59.26
08	958.67	188.40	101.79	67.21	133.52	73.77	279.77	164.09	439.53	12,460.44	1,873.66	463.54	190.59	229.51	742.98	862.08	307.09	83.07	65.00
09	1,039.21	204.16	109.65	69.64	141.72	76.84	300.51	174.96	474.57	14,397.44	2,160.57	526.87	200.04	248.39	824.42	982.06	307.09	86.11	67.46
10	1,034.39	203.13	109.34	70.58	142.18	77.41	300.06	174.83	472.94	17,969.17	2,691.83	665.31	270.23	325.80	1,059.04	1,235.42	307.09	96.35	75.71
11	1,192.72	234.05	126.60	84.59	166.76	91.66	348.41	203.45	546.81	15,059.57	2,256.01	556.65	224.12	271.18	883.88	1,034.02	307.09	124.27	98.18
6B *	1,025.80	201.43	109.36	74.68	145.31	80.97	301.44	177.09	471.56	13,109.47	1,969.60	491.24	209.80	248.68	795.51	911.61	307.09	77.23	60.30

TABLE 6
General + Dental Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	944.58	184.95	100.95	65.82	130.49	70.43	273.61	157.47	433.12	12,534.14	1,853.70	460.85	185.81	221.83	720.52	849.06	306.61	96.81	76.08
02	809.75	158.56	88.18	60.03	115.11	63.86	236.89	137.22	374.19	10,634.29	1,571.94	381.29	132.48	168.01	569.13	704.78	306.61	86.68	67.92
03	977.49	191.43	108.70	76.07	142.10	80.58	286.27	165.92	452.46	13,033.69	1,927.90	487.03	207.02	242.18	762.93	888.75	306.61	88.69	69.57
04	982.27	192.28	105.33	65.21	132.53	70.33	282.12	161.12	451.48	13,413.74	1,983.77	494.15	199.25	237.86	769.51	909.12	306.61	82.26	64.40
05	1,109.73	217.33	123.60	87.07	161.99	92.17	325.20	188.59	513.46	14,476.94	2,141.22	538.63	224.43	264.54	838.74	983.65	306.61	77.33	60.43
06	1,021.05	199.98	113.31	82.09	150.99	86.56	301.15	175.58	472.16	13,063.07	1,932.39	489.19	211.64	245.95	773.24	893.33	306.61	75.25	58.73
07	966.84	189.29	106.23	68.71	134.46	73.63	276.71	157.73	442.30	13,593.71	2,010.21	500.46	198.19	238.24	767.99	915.93	306.61	74.55	58.18
08	952.06	186.50	110.56	83.08	146.39	87.17	280.02	162.83	441.14	12,412.44	1,835.93	464.90	196.88	230.62	721.10	844.21	306.61	82.34	64.45
09	1,032.51	202.20	115.89	81.32	150.88	86.13	300.50	173.44	475.74	14,347.78	2,121.54	526.25	203.98	247.30	801.64	963.35	306.61	84.04	65.82
10	1,028.54	201.40	112.23	76.51	146.44	81.37	298.37	171.98	471.02	17,915.53	2,649.69	662.51	271.80	322.29	1,033.69	1,214.16	306.61	93.79	73.66
11	1,187.91	232.66	135.57	99.79	178.39	102.52	348.28	202.23	547.45	15,014.30	2,220.48	561.62	232.19	272.44	864.12	1,018.33	306.61	124.06	98.08
6B *	1,020.55	199.89	113.31	82.27	151.12	86.72	301.19	175.69	472.06	13,061.89	1,932.23	489.22	211.79	246.08	773.45	893.35	306.61	75.25	58.73

  AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-C, Page 3 of 5

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

TABLE 7
General + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	951.51	187.03	102.23	66.63	132.34	73.38	276.90	162.03	437.66	12,589.42	1,897.08	468.98	190.80	231.21	747.90	872.76	309.39	100.69	79.25
02	816.14	160.48	89.36	60.77	116.81	66.58	239.92	141.43	378.38	10,683.52	1,610.58	388.53	136.92	176.37	593.52	725.89	309.39	89.90	70.54
03	984.39	193.50	109.97	76.87	143.94	83.51	289.54	170.46	456.98	13,082.49	1,966.20	494.21	211.42	250.46	787.10	909.67	309.39	92.72	72.86
04	988.07	194.02	106.40	65.88	134.07	72.79	284.87	164.93	455.28	13,464.03	2,023.24	501.55	203.79	246.40	794.42	930.69	309.39	86.67	67.99
05	1,114.90	218.88	124.55	87.67	163.37	94.37	327.65	191.99	516.85	14,523.47	2,177.74	545.47	228.63	272.44	861.79	1,003.60	309.39	81.38	63.73
06	1,026.31	201.56	114.28	82.70	152.39	88.80	303.65	179.04	475.61	13,110.81	1,969.85	496.21	215.95	254.05	796.88	913.80	309.39	78.98	61.77
07	972.52	190.99	107.28	69.37	135.97	76.04	279.40	161.46	446.02	13,644.01	2,049.69	507.86	202.73	246.78	792.90	937.50	309.39	77.64	60.70
08	958.69	188.49	111.78	83.85	148.15	89.99	283.16	167.19	445.48	12,460.72	1,873.82	472.00	201.24	238.82	745.01	864.91	309.39	84.99	66.61
09	1,039.23	204.22	117.13	82.10	152.67	88.99	303.69	177.86	480.14	14,397.66	2,160.69	533.58	208.48	255.77	826.34	984.74	309.39	87.98	69.03
10	1,034.40	203.16	113.31	77.19	148.00	83.86	301.15	175.83	474.85	17,969.34	2,691.92	670.42	276.66	331.42	1,060.34	1,237.23	309.39	97.56	76.73
11	1,192.79	234.12	136.47	100.36	179.69	104.59	350.59	205.44	550.64	15,059.58	2,256.02	568.28	236.28	280.13	886.55	1,037.75	309.39	127.34	100.75
6B *	1,025.81	201.47	114.28	82.88	152.52	88.96	303.69	179.15	475.51	13,109.63	1,969.69	496.24	216.10	254.18	797.09	913.82	309.39	78.98	61.77

TABLE 8
General + Mental Health + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	951.62	187.14	104.51	77.72	142.70	83.74	286.26	171.39	443.95	12,591.19	1,898.85	489.44	240.71	271.47	827.56	902.95	326.73	110.64	89.20
02	816.22	160.56	91.04	68.95	124.44	74.21	246.82	148.33	383.01	10,685.97	1,613.03	416.82	205.95	232.05	703.69	767.64	326.73	99.85	80.49
03	984.49	193.60	112.04	86.98	153.38	92.95	298.07	178.99	462.71	13,084.04	1,967.75	512.13	255.14	285.73	856.88	936.11	326.73	102.67	82.81
04	988.25	194.20	109.96	83.23	150.27	88.99	299.51	179.57	465.12	13,465.98	2,025.19	524.12	258.85	290.81	882.30	963.99	326.73	96.62	77.94
05	1,115.01	218.99	126.78	98.55	173.52	104.52	336.83	201.17	523.02	14,525.38	2,179.65	567.54	282.48	315.88	947.74	1,036.17	326.73	91.33	73.68
06	1,026.37	201.62	115.51	88.69	157.98	94.39	308.71	184.10	479.01	13,112.16	1,971.20	511.79	253.97	284.72	857.56	936.79	326.73	88.93	71.72
07	972.69	191.16	110.70	86.03	151.52	91.59	293.45	175.51	455.46	13,646.23	2,051.91	533.55	265.41	297.34	892.93	975.41	326.73	87.59	70.65
08	958.77	188.57	113.43	91.90	155.67	97.51	289.95	173.98	450.05	12,462.32	1,875.42	490.45	246.25	275.13	816.84	892.13	326.73	94.94	76.50
09	1,039.35	204.34	119.58	94.02	163.80	100.12	313.75	187.92	486.90	14,400.21	2,163.24	563.00	280.25	313.66	940.88	1,028.15	326.73	97.93	78.98
10	1,034.51	203.27	115.48	87.76	157.86	93.72	310.07	184.75	480.84	17,971.77	2,694.35	698.46	345.06	386.60	1,169.51	1,278.60	326.73	107.51	86.68
11	1,192.88	234.21	138.30	109.27	188.01	112.91	358.11	212.96	555.69	15,061.70	2,258.14	592.74	295.97	328.28	981.81	1,073.85	326.73	137.29	110.70
6B *	1,025.87	201.53	115.46	88.65	157.91	94.35	308.56	184.02	478.78	13,110.97	1,971.03	511.75	253.94	284.70	857.48	936.71	326.73	88.93	71.72

AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-C, Page 4 of 5

ATTACHMENT I
EXHIBIT 2-NR-C
MEDICAID NON-REFORM HMO CAPITATION RATES
ESTIMATED HEALTH PLAN RATES; NOT FOR USE UNLESS APPROVED BY CMS
By Area, Age and Eligibility Category
Effective September 1, 2011

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Manatee, Polk
Area 6B *	Hillsborough
Area 7	Brevard, Orange, Osceola, Seminole
Area 8	Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Area 9	Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe

AHCA Contract No. FA904, Attachment I, Exhibit 2-NR-C, Page 5 of 5

ATTACHMENT VI
VENDOR CERTIFICATION REGARDING
SCRUTINIZED COMPANIES LIST

Vendor Name:	WellCare of Florida Inc.

Vendor FEIN:	59-2583622

Vendor's Authorized Representative Name and Title:	Christina Cooper, President

Address:	8735 Henderson Road

City:	Tampa	State:	FL	Zip:	33634

Telephone Number:	813-206-3213

Email Address:	chrissie.cooper@wellcare.com

Section 287.135, Florida Statutes, prohibits agencies from contracting with companies, for goods or services over $1,000,000, that are on either the Scrutinized Companies with Activities in Sudan List or the Scrutinized Companies with Activities in the Iran Petroleum Energy Sector List. Both lists are created pursuant to section 215.473, Florida Statutes.

As the person authorized to sign on behalf of the Vendor, I hereby certify that the company identified above in the section entitled "Vendor Name" is not listed on either the Scrutinized Companies with Activities in Sudan List or the Scrutinized Companies with Activities in the Iran Petroleum Energy Sector List. I understand that pursuant to section 287.135, Florida Statutes, the submission of a false certification may subject company to civil penalties, attorney's fees, and/or costs.

Certified By:	/s/Christina Cooper	,

who is authorized to sign on behalf of the above referenced company.

Authorized Signature Print Name and Title:	Christina Cooper, President

AHCA Contract No. FA904, Attachment VI, Page 1of 1